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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 24, 2001

                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)

          GEORGIA                    001-13183                56-2122873
----------------------------  -------------------------    ----------------
(State or other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                  Identification Number)

       8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA               30350
       ----------------------------------------------             ----------
          (Address of principal executive offices)                (Zip Code)

                                 (770) 394-6000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

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ITEM 5. OTHER EVENTS.

         The Registrant is filing this Current Report on Form 8-K to file with the Commission its shareholder letter dated April 24, 2001 which includes recent press releases dated January 19, 2001, March 30, 2001, and April 24, 2001.

ITEM 7. EXHIBITS

(b)      Exhibits

                  99.1     Letter to shareholders, with the following attachments
                           Press Release dated January 19, 2001 (incorporated by reference from Exhibit 99.1 to Current Report on Form
                           8-K dated January 19, 2001)
                           Press Release dated March 30, 2001
                           Press Release dated April 24, 2001


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                      ROBERTS REALTY INVESTORS, INC.


Dated: April 24, 2001                 By: /s/ Charles R. Elliott
                                          --------------------------------------
                                              Charles R. Elliott
                                              Chief Financial Officer


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                                  Exhibit Index

Exhibit No.       Description

99.1              Letter to shareholders, with the following attachments Press
                  Release dated January 19, 2001 (incorporated by reference from
                  Exhibit 99.1 to Current Report on Form 8-K dated January 19,
                  2001)
                  Press Release dated March 30, 2001
                  Press Release dated April 24, 2001


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